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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 7, 2001
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                                (Date of Report)

                           FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Washington                           000-22349                         91-0222175
------------------------------------  ---------------------------------  ---------------------------------
    (State or Other Jurisdiction            (Commission File No.)                  (IRS Employer
         of Incorporation)                                                      Identification No.)

  1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 404-7000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On November 7, 2001, Fisher Communications, Inc. (the "Company") announced its intention to sell the real estate assets held by its subsidiary, Fisher Properties Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press Release, dated November 7, 2001, regarding announcement of intention to sell real estate assets.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FISHER COMMUNICATIONS, INC.



Dated: November 13, 2001               By  /s/ David D. Hillard
                                          -------------------------------------
                                       David D. Hillard
                                       Senior Vice President
                                       Chief Financial Officer


                                       -3-

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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
     99.1          Press Release, dated November 7, 2001, regarding
                   announcement of intention to sell real estate assets.

                                       -4-